Exhibit 10.1

AMENDMENT NO. 1

Dated as of July 18, 2013

to

CREDIT AGREEMENT

Dated as of September 22, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 18, 2013 by and among AMETEK, Inc., a Delaware corporation (the “Company”), EMA Holdings UK Limited, a company organized and existing under the laws of England and Wales (the “UK Borrower”), AMETEK Holdings B.V., a private limited liability company incorporated under the law of the Netherlands (the “Dutch Borrower”), AMETEK Material Analysis Holdings GmbH, a German limited liability company (the “German Borrower” and, together with the Company, the UK Borrower and the Dutch Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of September 22, 2011 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto as Lenders and the Administrative Agent (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to the following amendment to the Credit Agreement.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“CAD Screen Rate” has the meaning assigned to such term in the definition of “CDOR Rate”.

“Canadian Borrower” means any Canadian Subsidiary that becomes a Subsidiary Borrower pursuant to Section 2.24 and that has not ceased to be a Subsidiary Borrower pursuant to such Section.

“Canadian Subsidiary” means any Subsidiary that is organized under the laws of Canada or any province or territory thereof.

“CDOR Rate” means, with respect to any Interest Period, the average rate for bankers acceptances as administered by the Investment Industry Regulatory Organization of Canada (or any other Person that takes over the administration of that rate) with a tenor equal to the relevant period displayed on CDOR01 page of the Reuters Monitor Service (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen or service that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case, the “CAD Screen Rate”) at or about 10:15 a.m. (Toronto, Ontario time) on the Quotation Day for such Interest Period.

“Designated Persons” means a person or entity (a) listed in the annex to, or otherwise subject to the provisions of, any Executive Order; (b) named as a “Specially Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (the “SDN List”) or is otherwise the subject of any Sanctions Laws and Regulations; (c) in which an entity or person on the SDN List has 50% or greater ownership interest or that is otherwise controlled by an SDN.

“Executive Order” has the meaning assigned to such term in the definition of Sanctions Laws and Regulations.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which the applicable Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the applicable Screen Rate for the shortest period (for which the applicable Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBOR Quoted Currency” means Dollars, euro, Pounds Sterling, Japanese Yen and Swiss Francs.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Local Rate” means, for Borrowings denominated in Canadian Dollars, the CDOR Rate.

“Local Screen Rate” means the CAD Screen Rate.

“Non-Quoted Currency” means Canadian Dollars.

“OFAC” has the meaning assigned to such term in the definition of Sanctions Laws and Regulations.

“Quotation Day” means, with respect to any Eurocurrency Borrowing and any Interest Period, the Business Day that is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent.

“Sanctions Laws and Regulations” means (a) any sanctions, prohibitions or requirements imposed by any executive order (an “Executive Order”) or by any sanctions program administered by the U.S. Department of the Treasury Office of Foreign Assets Control (“OFAC”) and (b) any sanctions measures imposed by the United Nations Security Council, European Union or the United Kingdom.

“Screen Rate” means collectively the LIBOR Screen Rate and the Local Screen Rate.

(b) The definition of “Adjusted LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

(c) The definition of “Dollar Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the phrase “the equivalent in such currency of Dollars” appearing in clause (ii) thereof and replacing such phrase with the phrase “the equivalent amount thereof in Dollars”.

(d) The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“LIBO Rate” means, with respect to (a) any Eurocurrency Borrowing denominated in any LIBOR Quoted Currency and for any applicable Interest Period, the London interbank offered rate as administered by the British Bankers Association (or any other Person that takes over the administration of such rate for such LIBOR Quoted Currency) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period and (b) any Eurocurrency Borrowing denominated in any Non-Quoted Currency and for any applicable Interest Period, the applicable Local Rate (or, if applicable, the Local Screen Rate) for such Non-Quoted Currency; provided that, if the LIBOR Screen

Rate or the Local Screen Rate, as applicable, shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the applicable currency, then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.14.

(e) The term “Mandatory Cost” and its related definition appearing in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(f) The definition of “Statutory Reserve Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by replacing the term “Financial Services Authority” is hereby replaced with the phrase “Financial Conduct Authority, the Prudential Regulation Authority”.

(g) Section 2.13 of the Credit Agreement is hereby amended to insert the following as new clauses (f) and (g) thereof:

“(f) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or in connection herewith by a Canadian Borrower is to be calculated on the basis of a 360-, 365- or 366-day year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or 366, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

(g) If any provision of this Agreement would oblige a Canadian Borrower to make any payment of interest or other amount payable to any holder of Obligations in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that holder of Obligations of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law or so result in a receipt by that holder of Obligations of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows:

(i) first, by reducing the amount or rate of interest; and

(ii) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid which would constitute interest for purposes of section 347 of the Criminal Code (Canada).”

(h) Section 2.14(a) of the Credit Agreement is hereby amended to (x) insert the words “and binding” immediately after the word “conclusive” appearing therein and (y) insert the parenthetical “(including, without limitation, by means of an Interpolated Rate)” immediately after the reference to “reasonable means” appearing therein.

(i) Section 2.15(a)(i) of the Credit Agreement is hereby amended to insert a reference to “liquidity,” immediately after the reference to “reserve,” appearing therein.

(j) Section 2.15(b) of the Credit Agreement is hereby amended to (x) insert the words “or liquidity” immediately after the first reference to “capital” appearing therein and (y) insert the words “and liquidity” immediately after the reference to “capital adequacy” appearing therein.

(k) Section 2.16 of the Credit Agreement is hereby amended to insert the phrase “or the Canadian bank market, as applicable” immediately after the reference to “eurocurrency market” appearing therein.

(l) Article III of the Credit Agreement is hereby amended to insert the following as a new Section 3.15 thereof:

“SECTION 3.15. Sanctions Laws and Regulations. None of the Borrowers, or to the best of their knowledge any of their directors, officers, brokers or other agents acting or benefiting in any capacity in connection with this Agreement or any other capital raising transaction involving any Lender, or any of its Affiliates is a Designated Person.”

(m) Article VI of the Credit Agreement is hereby amended to insert the following as a new Section 6.08 thereof:

“SECTION 6.08. Sanctions Laws and Regulations.

(a) No Borrower shall, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations, or (ii) in any other manner that would result in a violation of any Sanctions Laws and Regulations by any party to this Agreement.

(b) None of the funds or assets of any Borrower that are used to pay any amount due pursuant to this Agreement shall constitute funds obtained from transactions with or relating to Designated Persons or countries which are the subject of sanctions under any Sanctions Laws and Regulations.”

(n) Section 9.13 of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

“Each Borrower acknowledges that, pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable Canadian anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws, the Lenders and the Administrative Agent may be required to obtain, verify and record information regarding such Borrower, its directors, authorized signing officers, direct or indirect shareholders or other Persons in Control of such Borrower, and the transactions contemplated hereby.”

(o) Schedule 2.02 of the Credit Agreement is hereby deleted in its entirety.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject solely to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) all fees and other amounts due and payable on or prior to the date of this Amendment, including, to the extent invoiced, payment and/or reimbursement of the Administrative Agent’s and its Affiliates’ reasonable and documented out-of-pocket fees and expenses (including reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

AMETEK, INC.,
as the Company

By:	/s/ William J. Burke
Name:	William J. Burke
Title:	Senior Vice President Comptroller & Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

EMA HOLDINGS UK LIMITED
as a Foreign Subsidiary Borrower

By:	/s/ Robert R. Mandos
Name:	Robert R. Mandos
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

AMETEK HOLDINGS B.V.
as a Foreign Subsidiary Borrower

By:	/s/ Robert S. Feit
Name:	Robert S. Feit
Title:	Managing Director “A”

By:	/s/ Thecla Magdalena Anna Kamphuijs
Name:	Thecla Magdalena Anna Kamphuijs
Title:	Managing Director “B”

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

AMETEK MATERIAL ANALYSIS HOLDINGS GMBH,
as a Foreign Subsidiary Borrower

By:	/s/ Manfred A. Bergsch
Name:	Manfred A. Bergsch
Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as Issuing Bank and as Administrative Agent

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Kevin Dobosz
Name:	Kevin Dobosz
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Meredith Jermann
Name:	Meredith Jermann
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

SUNTRUST BANK,
as a Lender

By:	/s/ Johnetta Bush
Name:	Johnetta Bush
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Travagline
Name:	James Travagline
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

SOVEREIGN BANK, N.A.
as a Lender

By:	/s/ Francis D. Phillips
Name:	Francis D. Phillips
Title:	SVP

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Leslie D. Broderick
Name:	Leslie D. Broderick
Title:	SVP

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Jeffrey Dears
Name:	Jeffrey Dears
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By:	/s/ Derek Lynch
Name:	Derek Lynch
Title:	AVP

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Suzannah Valdivia
Name:	Suzannah Valdivia
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of September 22, 2011

AMETEK, Inc.